UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) February 18, 2026
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TARSUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39614	81-4717861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
15440 Laguna Canyon Road, Suite 160
Irvine, CA 92618
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (949) 418-1801
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TARS	The Nasdaq Stock Market LLC Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.

On February 18, 2026, the Board of Directors (the “Board”) of Tarsus Pharmaceuticals, Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee (the “Nominating Committee”), expanded the size of the Board from seven to eight directors and appointed David E.I. Pyott to the Board, effective immediately. Mr. Pyott will serve as a Class III director with a term expiring at the Company’s 2026 annual meeting of stockholders or until his successor is duly elected and qualified. Further, effective immediately, the Board appointed Mr. Pyott to serve as Chairperson of the Commercial Committee of the Board and as member of the Nominating Committee as well as the Compensation Committee of the Board. The Board has determined that Mr. Pyott is independent under the listing standards of the Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

As a non-employee director, Mr. Pyott will receive cash and equity compensation paid by the Company pursuant to its non-employee director compensation policy, as amended, which includes an initial grant with a target grant value of $540,000, with 50% of the award granted as an option to purchase shares of the Company’s common stock and 50% of the award granted as RSUs.

There are no arrangements or understandings between Mr. Pyott and any other person pursuant to which Mr. Pyott was elected as a director, and there are no transactions between Mr. Pyott and the Company that would require disclosure under Item 404(a) of Regulation S-K. In addition, the Company has entered into an indemnification agreement with Mr. Pyott in connection with his appointment to the Board, which is in substantially the same form as that entered into with the other directors of the Company.

A copy of the press release announcing the appointment of Mr. Pyott to the Board of Directors is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Amended Registration Statement on Form S-1/A (File No. 333-249076) filed with the Securities and Exchange Commission on October 9, 2020).
99.1	Press Release issued by the Company on February 18, 2026 announcing the appointment of Mr. Pyott to the Board of Directors.
104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARSUS PHARMACEUTICALS, INC.

Date:	February 18, 2026	/s/ Bryan Wahl
Bryan Wahl
General Counsel and Corporate Secretary